Supplement dated January 20, 2016, to the following prospectus:

American Beacon Money Market Select Fund
Prospectus dated April 30, 2015

On January 11, 2016, the Board of Trustees (the "Board") of American Beacon Select Funds approved a plan to liquidate and terminate the American Beacon Money Market Select Fund (the "Fund"), upon the recommendation of American Beacon Advisors, Inc. ("Manager"), the Fund's investment manager.
 In anticipation of the liquidation, effective immediately, the Fund is closed to new shareholders.   The Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about March 31, 2016 (the "Liquidation Date").  These distributions may be taxable events.  Once the distribution is complete, the Fund will terminate.
Please note that you may be eligible to exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the American Beacon U. S. Government Money Market Select Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.
 For more information, please contact us at 1-800-658-5811, Option 1.

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